                            SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[   ]    Definitive Proxy Statement
[X]      Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-12

                                 AssetMark Funds
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a96(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
[_]  Fee paid previously by written preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                             D.F. King & Co., Inc.
                                Telephone Script

                                    AssetMark

Introduction

Hello,  Mr./Ms.  (Shareholder).  My name is  ___________,  calling  on behalf of
AssetMark to follow-up on a recent mailing of proxy materials. Have you received the materials for the AssetMark Funds shareholder meeting scheduled for Date?

     If the  shareholder  states they just received the proxy in the mail and is concerned by the lack of time between the mailing and the call please state the  following:  We're  calling  earlier  than we normally  would as summer schedules,  including vacations,  tend to make it difficult to reach out to shareholders in a timely manner. We apologize for the inconvenience.

     IF NO - Then help the shareholder obtain the material he/she requires. If a
     NOBO,  give him/her the 800# and have them call back when they receive.  If registered,  we will send the materials directly. In either case, make sure the  address  is  correct,  make any  necessary  corrections,  and code the disposition as "14" or "15".

IF YES - Your Board of Trustees is asking you to consider  proposals  which they have  studied  carefully  and  they  recommend  that  you  vote in  favor of the proposals. For your convenience, I can record your vote over the telephone right now. Is that okay?

IF YES - Do you have any questions before we proceed?

     Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of the proposal.  Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

     Here is how we will proceed.  The call will be recorded. I will ask you for your name,  your address and ONLY the last 4 digits of your social security number  (or Tax  Identification  Number  if  shares  are  registered  to an entity). Finally, I will confirm that you have received the proxy materials and take your  vote.  You will be mailed a letter  confirming  your  votes, which will tell you how to make any changes, if you wish. Are you ready?

IF NO - Do you have any questions that I may answer about this proxy for you?

     Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of the proposal.  Most questions can be addressed by referring to the proxy statement and reading the appropriate sections

     You can vote by  signing  and  dating  the  proxy  card you  received,  and returning it in the envelope provided.  If you prefer, you can also vote by internet or  touch-tone  telephone by following  the  instructions  in your mailing  information.  Are you sure that you  wouldn't  prefer  voting your shares right now over the phone?

Begin the Vote

First, I'll reintroduce  myself.  My name is __________,  calling from D.F. King
& Co., Inc. on behalf of AssetMark.  Today's date is __________ and the time is __________.

May I please have your full name?  [If  shareholder  is an entity:  May I please have your title? Can you confirm that you are authorized to direct the voting of these AssetMark shares?

May I please have your address?

May I have the last 4 digits of your social security number?  (If shareholder is an entity, ask for Tax Identification Number)

Input  the  last 4  digits  of  the  SSN.  You  may  not  proceed  without  this information.  If the shareholder refuses to give this information,  explain that it is for security purposes only, to assure that only the proper person can vote his shares.  However, if the shareholder continues to resist, you have no choice but to politely end the call.

Have you received the proxy materials?

If the  shareholder  answers  "no" offer to take their name and address and mail the proxy statement.

Actual Voting

Your Board of Trustees is asking you to consider  proposals which it has studied carefully.  Your Board recommends that you vote in favor of each proposal. Would you like to vote in favor of the proposals as recommended by your Board?

     If you are required to read the proposal individually, end each proposal by saying,  "Your Board  recommends that you vote in favor. How would you like to vote?" For most proposals, the valid responses are

                   F = For proposal.
                   A = Against proposal.
                   B = Abstain.

     For  Director voting, the only valid responses are:

                   F = For all of the nominees.
                   W = Withhold authority for all nominees.
                   E = For all nominees except [log the nominees withheld by
                       reference number on the proxy card]

Closing

I have recorded your votes. You have voted __________.  Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it onto the Fund(s). In the next 72 hours, we will mail you a letter by first class mail  confirming  your vote.  If you wish to change your vote for any reason,  please call us at the phone number listed in the letter.  Thank you for your time.

                                    AssetMark

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                            Answering Machine Message
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Hello,  this message is regarding  your  investment in the [FUND NAME or NAMES].
You should have recently  received  proxy  materials in the mail  concerning the
Special Shareholders Meeting to be held on Date.

Your vote is  important.  Please  sign,  date and  return the proxy card at your earliest convenience in the postage paid envelope provided.

If you  prefer,  you can  also  vote by  Internet  or  touch-tone  telephone  by following the instructions included in the mailing information.

If you have any questions  regarding the information that you are being asked to consider or need new proxy materials,  please call our proxy solicitor D.F. King
& Co., Inc. at 1-800-XXX-XXXX.

Thank you for your consideration.

VOTE BY TELEPHONE OR THE INTERNET

IT'S QUICK, EASY AND IMMEDIATE!

Telephone  or  Internet  voting  authorizes  the  namesd proxies  to  vote  your securities  in the same manner as if you marked,  signed and  returned  the Vote
Instruction Form.

                  VOTE BY PHONE            VOTE BY INTERNET

                        Follow the Instructions Provided

OPTION 1
Vote as the Board of Directors recommends on ALL Proposals.

OPTION 2
Choose to vote on each item separately.  Follow the easy instructions.

          When  voting  by  telephone  or the  Internet,  DO NOT  mail  the Vote
     Instruction Form.

CALL  IN  FROM A  TOUCH-TONE  TELEPHONE...TOLL-FREE  NUMBER  FOUND  ON THE  VOTE
INSTRUCTION FORM

LOG ON TO THE WORLD WIDE WEB...WWW.PROXYVOTE.COM

                  Your vote is important. Thank you for voting.

INTRODUCING...

An Electronic Solution for Reducing Paper Flow to your Home.

We need your consent to begin the  electronic  process and help the  environment too!

You can enjoy the  convenience of viewing annual reports,  proxy  statements and other shareholder  communications  on-line.  With your consent, we can begin the notification process.

The first step to this easy  process is to provide us with your  e-mail  address after  voting at  www.proxyvote.com.  You will be  notified by e-mail when these materials are available on the Internet.

Act Now!  It's fast and easy...

Benefits of e-mail notification:

>    Immediate availability of shareholder communications
>    Fewer bulky postal mailings that fill your mailbox
>    Better for the environment
>    Ability to opt-in or opt-out at any time
>    Reduce Expenses
>    Receive Vote Confirmation by e-mail

www.proxyvote.com

               VOTING IS AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.